SECURITIES AND EXCHANGE COMMISSION



                           Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



          Date Report (Date of earliest event reported) May 15, 1997



                       BONNEVILLE PACIFIC CORPORATION
                       ------------------------------
              (Exact name of registrant as specified in charter)



Delaware                         0-14846                  87-0363215
-------------------------------------------------------------------------------
(State or other                  (Commission              (IRA Employer
jurisdiction of                  File Number)             Identification No.)
incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                        84101
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number including area code                (801) 363-2520
                                                                 --------------

(Former name or former address, if changed since last report)    Not applicable
                                                                 --------------

Item 3.   Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period
April 1, 1997 to April 30, 1997, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.   Other Events.

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BONNEVILLE PACIFIC CORPORATION


                                        /s/ Roger G. Segal
                                        By:  Roger G. Segal, Chapter 11 Trustee

DATED May 14, 1997

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act Of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 BONNEVILLE PACIFIC CORPORATION



                                 /s/ R. Stephen Blackham
                                 By:  R. Stephen Blackham, Assistant Controller

DATED May 15, 1997

                              INDEX TO EXHIBITS


Exhibit                                                                Page No.
-------------------------------------------------------------------------------

28.1           Monthly Financial Report - Chapter 11,
               for the period April 1, 1997 to April
               30, 1997, of the Registrant, dated May
               15, 1997 as filed by the Registrant with
               the United States Bankruptcy Court for
               the District of Utah, Central Division
               on May 15, 1997  . . . . . . . . . . . . . . . . . . . . . .5

                                                       MONTHLY FINANCIAL REPORT
                                                                     CHAPTER 11

DEBTOR:    BONNEVILLE PACIFIC CORPORATION
           ------------------------------

CASE NO.   91A-27701     For Period April 1 to April 30, 1997
           ---------                -------    --------------
Accounting Method Used:  [X] Accrual Basis   [ ] Cash Basis


                                 COVER SHEET
-------------------------------------------------------------------------------
                           THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE
Mark One Box For Each      MONTH.  The debtor must attach each of the following
Required Report/Document   reports/documents unless the U.S. Trustee has waived
                           the requirement in writing.  File original with
                           Clerk of Court.  File duplicate with U.S. Trustee.
-------------------------------------------------------------------------------
Report/Document  Previously
Attached         Waived      REQUIRED REPORTS/DOCUMENTS
-------------------------------------------------------------------------------
     [X]            [ ]      Cash Receipts & Disbursements Statement (Form 2-B)
     [X]            [ ]      Balance Sheet (Form 2-C)
     [X]            [ ]      Profit and Loss Statement (Form 2-D)
     [X]            [ ]      Supporting Schedules (Form 2-E)
     [X]            [ ]      Quarterly Fee Summary (Form 2-F)
     [X]            [ ]      Narrative (Form 2-G)
     [X]            [ ]      Bank Statement(s) for Debtor in Possession
                                Account(s)
-------------------------------------------------------------------------------


I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on:   May 15, 1997

                              Debtor(s):  BONNEVILLE PACIFIC CORPORATION
                              /s/ R. Stephen Blackham
                              By:         R. Stephen Blackham
                              Position:   Assistant Controller

                       Statement of Chapter 11 Trustee


     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 14th day of May 1997.


                                        /s/ Roger G. Segal
                                        By:  Roger G. Segal, Chapter 11 Trustee

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                          Bankruptcy No. 91A-27701
                                 Narrative
                      For the Month Ended April 30, 1997


                                  Form 2-G
-------------------------------------------------------------------------------


Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of April 1997 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of April and the first part of May 1997(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

1. The Segal v. Portland General, et al. action pending in the United States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at length in the previous Monthly Financial Reports filed by the Trustee and in the Trustee's four (4) Annual Reports, including the Report for the period of July 1, 1995 through June 30, 1996 filed on September 19, 1996 concerning the Administration of the Estate. These Reports (which are on file with both the Bankruptcy Court and the Securities & Exchange Commission) must be reviewed for an understanding of the history and nature of the Litigation, including previous

---------------
(1) This narrative attempts to summarize significant events affecting the Company through May 13, 1997.

     settlements(2) reached by the Trustee. For all practical purposes the Litigation has been concluded (but also see the discussion below).

     A continued hearing was held by the District Court on November 1, 1996 in one of the actions severed from the main Litigation concerning the Motion by Defendant William Cerutti for Summary Judgment (Segal v. Cerutti, United States District Court for the District of Utah, Case No. 92-CV-1115-J-C). At the hearing the Court made an oral ruling granting the Defendant's motion. The Defendant filed a Proposed Order Granting Summary Judgment and on December 16, 1996 the Trustee filed a Motion for Reconsideration and an objection to the Proposed Order. A hearing on the Trustee's Motion for Reconsideration was held on February 28, 1997 at which time the Court took the matter under advisement. As of this date the Court has not ruled on the Motion.

     The Trustee has also entered into "tolling agreements" with certain persons or entities which agreements toll the running of any applicable statute of limitation which might otherwise bar the Trustee from initiating suit against such person or entity. The Trustee and his respective attorneys are now completing their investigation into those persons or entities which executed tolling agreements; such investigation includes conducting additional Rule 2004 examination. If the Trustee is not able to settle possible claims held by the estate against persons or entities who or which signed tolling agreements and who or which the Trustee believe are liable to the Bonneville estate, then in the next few months the Trustee, through his special litigation counsel, may commence additional litigation on behalf of the Trustee for Bonneville Pacific.

     On April 10, 1997, the Trustee entered into a verbal settlement agreement with one of the entities which had signed a tolling agreement, Norwest Bank Minnesota, N.A, ("Norwest"). Pursuant to the settlement, which was promptly documented by formal settlement agreement, Norwest agreed to pay to the Trustee the sum of five million dollars ($5,000,000.00) and the Trustee agreed to waive and release all claims against Norwest. The settlement was conditioned upon approval by the United States Bankruptcy Court. The hearing on the Trustee's Motion for Approval of the Settlement Agreement was held as scheduled on May 12, 1997 at which hearing the Bankruptcy Court granted the Trustee's Motion and approved the settlement. Norwest paid the settlement amount of $5,000,000.00 on May 12, 1997.

     All litigation settlement recoveries actually received by the Company are subject to a contingency fee in favor of the law firm of Beus, Gilbert & Morrill, special litigation counsel for the Trustee. The "Legal Representation Agreement" between the Trustee and Beus, Gilbert & Morrill,

---------------
(2) Each settlement agreement should be reviewed in its entirety for all terms and conditions (and consideration) of the settlement.

     which agreement sets forth the terms of the contingent fee arrangement, was approved by the Bankruptcy Court in 1992. Pursuant to the contingent fee agreement, Beus, Gilbert & Morrill would, after subtracting for litigation costs, be paid forty percent (40%) of any settlement or litigation recoveries received after trial commences, thirty-three percent (33%) of any settlement sums received after the litigation is filed but before trial commences, or, as the case may be, twenty percent (20%) of the settlement sum received if the settlement occurs before litigation is commenced (in all instances less amounts paid to the Trustee's General Counsel, Cohne, Rappaport & Segal, P.C., for fees related to the Litigation). Any fees or costs to be paid to Beus, Gilbert & Morrill must first be allowed (approved) by the Bankruptcy Court upon application after notice and hearing.

In addition to the above described litigation matters, the Company continues in its business operations. Significant actions and events during April 1997 related to business matters are as follows:

1. The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company ("NPC") has previously curtailed purchases of electrical power from NCA #1 but curtailments, if any, have been minimal over the last several Reporting Periods. It is NCA #1's position that the curtailments are in possible violation of applicable curtailment protocols and possible breach of NCA #1's Power Purchase Contract with NPC. NCA #1 continues to negotiate with representatives of NPC to resolve curtailment and other Power Purchase Contract issues.

     The Trustee continues to monitor its appeal before the First Judicial District Court of the State of Nevada of curtailment protocols issued by the Public Service Commission of Nevada.

     On September 27, 1996, NCA #1 was served with Findings and Notices of Violation ("NOV") issued by Region IX of the United States Environmental Protection Agency (the "EPA") for alleged violations of the Clean Air Act's Prevention of Significant Deterioration program applicable for the State of Nevada. Specifically, EPA alleges that NCA #1, contrary to applicable operating permits, failed to timely install "Best Available Control Technology" at the plant in the form of a selective catalytic reduction system ("SCR") to control Nox emissions. Representatives of both sides of this dispute continue to resolve this matter during the Reporting Period. Significant progress toward settlement occurred during the Reporting Period and a final settlement agreement is anticipated shortly.

Analysis of Claims and Possible Distributions.

Prepetition claims against the Bonneville Pacific bankruptcy estate total approximately two hundred million dollars in booked and unbooked liabilities (EXCLUDING any addition for possible post-petition interest). The exact amount of such claims is still undetermined and the distribution priority for such claims is still being researched, investigated, litigated or negotiated by the Trustee and other parties in interest (see the further discussion which follows). ALSO SEE THE "TRUSTEE'S PRELIMINARY REPORT (ESTIMATE) CONCERNING CLAIMS FILED AGAINST THE ESTATE" WHICH WAS ATTACHED TO THE FEBRUARY AND MARCH 1997 MONTHLY FINANCIAL REPORTS and which report was filed with the Bankruptcy Court on or about March 17, 1997.

On August 20, 1996 the Trustee filed a Motion for Establishment of a Supplementary Claims Bar Date seeking to set December 16, 1996 as the supplementary claims bar date by which all creditors of Bonneville who had not previously been adequately notified to file claims must complete and file a proof of claim with the Clerk of the Bankruptcy Court. The Trustee believes that most of the new claims which have been filed relate to possible claims against Bonneville arising out of the purchase or sale of its securities.
See 11 U.S.C. Section 510(b). The Motion also sought approval of a form of notice to be sent to potential creditors, approval of a form proof of claim, approval of a procedure to identify potential claimants and a procedure for notice by publication. A hearing on the Motion was scheduled before the Bankruptcy Court on September 10, 1996. No objections to the Motion were filed and at the hearing the Court granted the Motion and signed an order establishing the supplementary claims bar deadline. Consequently, the Trustee proceeded with the action authorized by the order granting the Motion; specifically, notice was sent to thousands of potential claimants and notice was published in newspapers of general circulation throughout the United States. Through December 16, 1996 approximately 4,000 new proofs of claim were filed with the Bankruptcy Court and approximately 320 additional claims have been filed since December 16, 1996. The Trustee has completed his initial review of each of the claims; such review process was delayed due to the large number of claims and the diverse manner in which the claim forms were filled out by the claimants. See the Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate referenced above. The Trustee anticipates that he will likely object to a number of the new claims which have been filed.

Concerning Claim No. 145 filed by First Security Bank, N.A., related to the Crystal Springs Project, the Trustee and First Security reached a settlement now documented by formal Settlement Agreement dated April 18, 1997. Pursuant to the settlement First Security will reduce its $2,504,869.14 claim related to the Crystal Springs Project to fifty thousand dollars ($50,000.00). This settlement is conditioned upon approval by the Bankruptcy Court. A hearing on the Motion for Approval of the Settlement Agreement is scheduled for June 2, 1997. If the Bankruptcy Court approves the settlement then First

Security's combined bank claim against the estate will total $800,000.00.

On or about March 26, 1997 the Honorable Thomas R. Brett, United States District Court Judge, withdrew reference from the Bankruptcy Court of all matters related to the firm of LeBoeuf, Lamb, Greene & MacRae ("LeBoeuf").
The Trustee estimates that LeBoeuf (which had represented the Official Unsecured Creditors' Committee prior to June 16, 1992) could have sought final fees and costs (an administrative claim) totaling approximately several hundred thousand dollars. However, LeBoeuf and the Trustee have now entered into a Settlement Agreement dated May 8, 1997, which resolves all matters between the estate and LeBoeuf. Pursuant to the Settlement Agreement, LeBoeuf will waive its claims to any and all fees and costs and will reimburse Bonneville $64,679.25 in previously allowed and paid fees and costs and the parties will mutually release one another from any and all claims. The settlement is conditioned upon approval of the United States District Court and a hearing has been scheduled on June 6, 1997.

On May 5, 1997, the United States Bankruptcy Court for the District of Utah approved a settlement agreement between the Company and Vulcan Power Company ("Vulcan") a debtor-in-possession in a case pending in Oregon. The settlement is intended to resolve issues arising from the Company's sale to Vulcan of its interest in the Mammoth Project in California. The Trustee currently estimates that the Company may have to spend approximately One Hundred Thousand Dollars ($100,000.00) to plug and abandon certain geothermal well sites connected with the Mammoth Project.

On or about April 22, 1997, certain investment partnerships affiliated with Wexford Management L.L.C. issued a press release announcing, among other things, that the investment partnerships had (a) acquired $752,500 common shares of Bonneville and (b) filed a Schedule 13D with the Securities and Exchange Commission.

In an effort to resolve tax issues relating to the material litigation settlements which have occurred since May 1, 1996, the Trustee filed with the Internal Revenue Service an application to change the Company's tax year from one ending on April 30th to one ending on December 31st. The Trustee desired to change the Company's tax year period (when changed the Company's past tax year would be from May 1, 1996 through December 31, 1996 and thereafter would be on a calendar year basis) in order to facilitate the filing of a plan of reorganization of the Company. By shortening the Company's tax year, the Trustee may be able to receive a prompt tax determination for the tax year ending December 31, 1996, which determination will facilitate any party in interest filing a plan of reorganization because the amount of tax owed by the Debtor, if any, should be quantified (see 11 U.S.C. Section 505). The IRS, on February 24, 1997, conditionally granted the Company's application to change its tax year. It is believed that the Company can meet and comply with all of the conditions imposed by the IRS and therefore the Company is proceeding as if its tax year has been changed and a U.S. Corporation Income Tax Return will be filed for the short year ended December 31, 1996. Recently the IRS has notified the Trustee that the IRS will not be auditing the Company's filed consolidated U.S. Corporation Income Tax Return for the period ending
April 30, 1996.

In preparation for a plan of reorganization, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the Application. Hein + Associates has been employed and is now proceeding with work on the audits.

At this time it is not known whether interest will ever be paid on any allowed unsecured claim because (a) it is not at all clear that the estate will possess sufficient funds to pay interest on any particular class of claims, and
(b) the law concerning payment of interest to any particular class of claims is not clear and therefore, even if sufficient funds did exist, the issue of payment of interest (and the applicable rate of interest, if any, and from what date), to any particular class of claims would have to be either consensually resolved in a plan of reorganization or would have to be adjudicated by a court of competent jurisdiction.

In light of the settlements to date reached in the Litigation and in light of the December 16, 1996 supplementary claim deadline, the Company is now in the position to begin the process of formulating and proposing a plan of reorganization. A meeting was held on April 25, 1997 in New York City with major creditors, equity owners and other claimants and parties in interest at which meeting certain issues relating to a plan were discussed. While general plan negotiations with parties in interest are now beginning, it will be several months, if not substantially more, before any creditor with an allowed claim can anticipate receiving any distribution from the estate.

In January of 1997 the Trustee, his counsel and the Company's management interviewed several firms who were interested in serving as the Trustee's financial advisor (investment banker) in connection with valuing the Company's (and its affiliates') business assets and assisting the Trustee concerning plan of reorganization issues. The Trustee, with the participation of others, concluded that the firm of Bear Stearns & Co., Inc. was the best qualified to provide the desired service. The Trustee caused an Application seeking approval of his employment of Bear Stearns & Co., Inc as Financial Advisor to be filed with the Bankruptcy Court. The hearing on the Application was held as scheduled on March 20, 1997, at which hearing the Court approved the Application. Bear, Stearns & Co. has been employed by the Trustee and is now in the process of reviewing information and documentation to enable it to provide the required financial advisory services. The Trustee anticipates that

Bear, Stearns & Company's initial work in valuing the Company's (and its affiliates) business assets will be completed in the next few weeks.

The Trustee has employed the law firm of Weil, Gotshal & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, advising the Trustee concerning tax issues and assisting the Trustee and his General Counsel concerning a plan of reorganization and issues relating thereto.

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                     For Period April 1 - April 30 1997
-------------------------------------------------------------------------------


                             CASH RECONCILIATION



1.  Beginning Cash Balance:                                $128,620,396.00

2.  Cash Receipts: (See Page 2 of 2)        3,630,261.36

3.  Cash Disbursements: (See Page 2 of 2)  (4,093,233.83)
                                           --------------
4.  Net Cash Flow:                                             (462,972.47)
                                                           ----------------
5.  Ending Cash Balance:                                   $128,157,423.53
                                                           ================


                 CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                       AMOUNT               FINANCIAL INSTITUTION
PAYROLL ACCOUNT                     $665.33        FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT               (2,497.36)       KEY BANK OF UTAH
GENERAL CORP CASH                533,057.35        KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT    5,232,428.75   (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT    11,046,513.45   (A)  US BANK
CHPTR 11 TRUSTEE - JNT CD     10,340,868.09   (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JNT CD     10,378,799.39   (A)  BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS      195,356.77   (A)  BANK ONE
UNITED STATES TREASURY BILLS  90,269,673.63        BANK ONE
PROCEEDS FROM ASSET SALES          4,022.33   (A)  KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE      158,535.80        KEY BANK OF UTAH
                            ---------------

                            $128,157,423.53
                            ===============

(A)  Accounts requiring signatures of both the US Trustee and Chapter 11
     Trustee for disbursements.

                                                                       FORM 2-B
                                                                    Page 1 of 2

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                 Cash Receipts and Disbursements Statement
                     For Period April 1 - April 30, 1997
-------------------------------------------------------------------------------


                            CASH RECEIPTS JOURNALS

BANK ACCOUNT                       TOTAL             PAGE REF
PAYROLL ACCOUNT                       $18,530.25         A
PAYROLL TAX ACCOUNT                    10,031.85         B
GENERAL CORP CASH                   3,904,390.87         C
CHPTR 11 TRUSTEE JOINT ACCT         3,024,610.73         E
CHPTR 11 TRUSTEE - CD ACCT             72,296.74         F
CHPTR 11 TRUSTEE - JNT CD           5,000,000.00         G
CHPTR 11 TRUSTEE - JNT CD              49,016.05         H
CHPTR 11 TRUSTEE JT SAVINGS        21,846,713.76         I
UNITED STATES TREASURY BILLS       21,950,093.15         J
PROCEEDS FROM ASSET SALES                  10.88         K
KYOCERA MAINTENANCE RESERVE             7,043.18         L
                                  --------------
                                   55,882,737.46
     LESS:  ACCOUNT TRANSFERS     (52,252,476.10)
                                  --------------
     TOTAL CASH RECEIPTS           $3,630,261.36
                                  ==============


                   CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                      TOTAL             PAGE REF
PAYROLL ACCOUNT                     $18,575.25          A
PAYROLL TAX ACCOUNT                  13,127.33          B
GENERAL CORP CASH                 4,055,199.02          D
CHPTR 11 TRUSTEE JOINT ACCT       8,700,000.00          E
CHPTR 11 TRUSTEE - CD ACCT                0.00          F
CHPTR 11 TRUSTEE - JNT CD                 0.00          G
CHPTR 11 TRUSTEE - JNT CD                 0.00          H
CHPTR 11 TRUSTEE JT SAVINGS      21,671,499.00          I
UNITED STATES TREASURY BILLS     21,846,000.00          J
PROCEEDS FROM ASSET SALES                 0.00          K
KYOCERA MAINTENANCE RESERVE          41,309.33          L
                                 -------------
                                 56,345,709.93
     LESS:  ACCOUNT TRANSFERS   (52,252,476.10)
                                 -------------
     TOTAL CASH DISBURSEMENTS    $4,093,233.83
                                 =============

                                                                       FORM 2-B
                                                                    Page 2 of 2

                  DEBTOR: BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                             Payroll Account
                   For Period April 1 - April 30, 1997
-------------------------------------------------------------------------------


                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT       DESCRIPTION
04/11/97  CK# 6265   BPC - GENERAL         $9,317.43   PAYROLL TRANSFER
04/28/97  CK# 6291   BPC - GENERAL          9,212.82   PAYROLL TRANSFER
                                          ----------
           TOTAL CASH RECEIPTS            $18,530.25
                                          ==========



                    CASH DISBURSEMENTS JOURNAL

DATE       DOC #      PAYEE                AMOUNT       DESCRIPTION
04/15/97              PAYROLL SUMMARY       $9,317.43
04/30/97              PAYROLL SUMMARY        9,212.82
04/30/97   BANK STMT  KEY BANK OF UTAH          45.00   SERVICE CHARGE
                                           ----------
     TOTAL CASH DISBURSEMENTS              $18,575.25
                                           ==========

                                    A

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                            Payroll Tax Account
                    For Period April 1 - April 30, 1997
-------------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE       DOC #      PAYOR                   AMOUNT       DESCRIPTION
04/11/97   CK# 6266   BPC - GENERAL            $5,033.65   PR TAX TRANSFER
04/28/97   CK# 6293   BPC - GENERAL             4,998.20   PR TAX TRANSFER
                                              ----------
     TOTAL CASH RECEIPTS                      $10,031.85
                                              ==========


                         CASH DISBURSEMENTS JOURNAL

DATE       DOC #      PAYEE                      AMOUNT       DESCRIPTION
04/11/97   CK# 1234   KEY BANK OF UTAH            $4,306.05   FEDERAL TAX DEPOSIT
04/28/97   CK# 1235   KEY BANK OF UTAH               405.67   FEDERAL TAX DEPOSIT
04/28/97   CK# 1236   UT DEPT OF EMPLOY SECURITY   2,685.34   STATE UNEMPLOYMENT
04/28/97   CK# 1237   KEY BANK OF UTAH             4,276.63   FEDERAL TAX DEPOSIT
04/28/97   CK# 1238   UTAH ST TAX COMMISSION       1,449.17   STATE TAX DEPOSIT
04/30/97   BANK STMT  KEY BANK OF UTAH                 4.47   SERVICE CHARGE
                                                 ----------
     TOTAL CASH DISBURSEMENTS                    $13,127.33
                                                 ==========

                                      B

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                    For Period April 1 - April 30, 1997
-------------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE       DOC #      PAYEE                       AMOUNT          DESCRIPTION
04/02/97   DS040297   W. JOHNSON                    $100,000.00   SETTLEMENT PAYMENT
04/07/97   DS040797   BONNEVILLE PACIFIC CORP      3,700,000.00   TRANSFER
04/15/97   DS041597   SAN DIEGO GAS & ELECTRIC         2,156.28   ENERGY REVENUE-KYOCERA
04/15/97   DS041597   BONNEVILLE NEVADA CORP             835.96   EXPENSE REIMBURSEMENT
04/15/97   DS041597   BONNEVILLE PACIFIC SERVICES     51,888.86   EXPENSE REIMBURSEMENT
04/30/97   DS043097   T. HOUGHTON                        955.14   INSURANCE REIMBURSEMENT
04/30/97   DS043097   KYOCERA AMERICA                 28,988.00   ENERGY REVENUE-KYOCERA
04/30/97   DS043097   BONNEVILLE FUELS                15,675.04   EXPENSE REIMBURSEMENT
04/30/97   BNK STMT   KEY BANK OF UTAH                 3,891.59   INTEREST INCOME
                                                  -------------
     TOTAL CASH RECEIPTS                          $3,904,390.87
                                                  =============

                                C

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                    For Period April 1 - April 30, 1997
-------------------------------------------------------------------------------


                        CASH DISBURSEMENTS JOURNAL

DATE       CHECK #   PAYEE                       AMOUNT          DESCRIPTION
04/02/97   1006235   50 WEST BROADWAY ASSOC INC      12,573.00   RENT OFFICE SPACE & PARKING
04/02/97   1006236   AIRBORNE EXPRESS                    19.13   EXPRESS MAIL EXPENSE
04/02/97   1006237   AMPCO SYSTEM PARKING               378.00   RENT - PARKING
04/02/97   1006238   AUTOMATED OFFICE SYSTEMS           311.24   OFFICE SUPPLIES & EXPENSE
04/02/97   1006239   BENEFICIAL LIFE INSURANCE          781.39   INSURANCE - LIFE
04/02/97   1006240   BONNEVILLE PACIFIC SERVICES      2,223.73   KYOCERA O&M EXPENSE
04/02/97   1006241   BPC-KYOCERA MAINT RESERVE        6,415.00   TRANSFER - MAINT RESERVE ACCT
04/02/97   1006242   BUSINESS & LEGAL REPORTS           184.40   PUBLICATIONS & SUBSCRIPTIONS
04/02/97   1006243   THE ENTERPRISE                      48.00   PUBLICATIONS & SUBSCRIPTIONS
04/02/97   1006244   GENERATOR POWER SYSTEMS         16,138.27   KYOCERA O&M EXPENSE
04/02/97   1006245   TERESA A HOUGHTON                  610.00   OFFICE SUPPLIES & EXPENSE
04/02/97   1006246   IDAHO STATE TAX COMMISSION          21.78   STATE INCOME TAX
04/02/97   1006247   JD GRIFFIN & ASSOCIATES PC         455.00   OFFICE SUPPLIES & EXPENSE
04/02/97   1006248   MOUNT OLYMPUS WATER                 11.58   OFFICE SUPPLIES & EXPENSE
04/02/97   1006249   MOUNTAIN STATES OFF PRODCT         179.15   OFFICE SUPPLIES & EXPENSE
04/02/97   1006250   CLARK MOWER                        139.74   TRAVEL REIMBURSEMENT
04/02/97   1006251   NATIONAL HEALTH CARE TRUST      21,517.19   INSURANCE - HEALTH
04/02/97   1006252   OFFICE TEAM                        422.40   OFFICE SUPPLIES & EXPENSE
04/02/97   1006253   REDMAN VAN & STORAGE CO            569.78   RENT - STORAGE SPACE
04/02/97   1006254   TRAVEL ZONE CRUISE ZONE          3,294.55   TRAVEL EXPENSE
04/02/97   1006255   UNUM LIFE INSURANCE CO           1,525.12   INSURANCE - DISABILITY
04/02/97   1006256   US WEST COMMUNICATIONS             773.46   TELEPHONE EXPENSE
04/07/97   1006257   BEUS GILBERT & MORRILL         274,447.16   PROFESSIONAL COSTS
04/07/97   1006258   COHNE RAPPAPORT & SEGAL PC     174,834.46   PROFESSIONAL FEES & COSTS
04/07/97   1006259   NEILSON ELGGREN DURKIN          66,331.70   PROFESSIONAL FEES & COSTS
04/07/97   1006260   ROGER G SEGAL                   68,350.10   PROFESSIONAL FEES & COSTS
04/07/97   1006261   WEIL GOTSHALL & MANGES         114,168.12   PROFESSIONAL FEES & COSTS
04/07/97   1006262   BEUS GILBERT & MORRILL       2,202,922.12   PROFESSIONAL FEES
04/07/97   1006263   BUCCINO & ASSOCIATES            42,997.97   PROFESSIONAL FEES & COSTS
04/10/97   1006264   BEUS GILBERT & MORRILL         990,000.00   PROFESSIONAL FEES
04/11/97   1006265   BONNEVILLE PACIFIC/PAYROLL       9,317.43   TRANSFER - PAYROLL ACCT
04/11/97   1006266   BPC PAYROLL TAX ACCOUNT          5,033.65   TRANSFER - PAYROLL TAX ACCT
04/11/97   1006267   WELLS FARGO BANK                   767.41   401K CONTRIBUTIONS
04/17/97   1006268   US TRUSTEE                       3,750.00   QUARTERLY DISBURSEMENT FEE
04/17/97   1006269   KEY DATA SYSTEMS                   288.75   OFFICE SUPPLIES & EXPENSE
04/18/97   1006270   AUTOMATED OFFICE SYSTEMS           577.60   OFFICE SUPPLIES & EXPENSE
04/18/97   1006271   BANK ONE UTAH NA                    40.00   OFFICE SUPPLIES & EXPENSE
04/18/97   1006272   COMPUSERVE                           9.95   OFFICE SUPPLIES & EXPENSE
04/18/97   1006273   FEDERAL EXPRESS INC                 35.45   EXPRESS MAIL EXPENSE
04/18/97   1006274   GENERATOR POWER SYSTEMS         10,021.99   KYOCERA O&M EXPENSE
04/18/97   1006275   HERITAGE PRODUCTS INC              491.65   OFFICE SUPPLIES & EXPENSE
04/18/97   1006276   TERESA A HOUGHTON                  320.00   OFFICE SUPPLIES & EXPENSE
04/18/97   1006277   MOUNT OLYMPUS WATER                 39.58   OFFICE SUPPLIES & EXPENSE

                                      D-1

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                              General Corp Cash
                     For Period March 1 - March 31, 1997
-------------------------------------------------------------------------------


                    CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE       CHECK #    PAYEE                        AMOUNT           DESCRIPTION
04/18/97   1006278    MOUNTAIN STATES OFF PRODCT          179.02    OFFICE SUPPLIES & EXPENSE
04/18/97   1006279    CLARK MOWER                       1,210.28    TRAVEL REIMBURSEMENT
04/18/97   1006280    OFFICE TEAM                         158.40    OFFICE SUPPLIES & EXPENSE
04/18/97   1006281    PHOENIX PUBLISHING SYSTEMS           58.00    OFFICE SUPPLIES & EXPENSE
04/18/97   1006282    THE PRUDENTIAL                    1,329.24    INSURANCE - DISABILITY
04/18/97   1006283    PROTEL                              174.49    OFFICE SUPPLIES & EXPENSE
04/18/97   1006284    PURCHASE POWER PITNEY BOWES       1,024.50    OFFICE SUPPLIES & EXPENSE
04/18/97   1006285    REDMAN VAN & STORAGE CO             424.70    RENT - STORAGE SPACE
04/18/97   1006286    SAN DIEGO GAS & ELECTRIC            101.26    KYOCERA O&M EXPENSE
04/18/97   1006287    SECRETARY OF STATE OF CA             10.00    OFFICE SUPPLIES & EXPENSE
04/18/97   1006288    STEVEN H STEPANEK                   237.92    TRAVEL REIMBURSEMENT
04/18/97   1006289    BRENDA L TRIMBLE                    103.45    OFFICE SUPPLIES & EXPENSE
04/18/97   1006290    XEROX CORPORATION                   473.23    OFFICE SUPPLIES & EXPENSE
04/28/97   1006291    WORKERS COMPENSATION FND            308.58    INSURANCE - WORKERS COMP
04/28/97   1006292    BONNEVILLE PACIFIC/PAYROLL        9,212.82    TRANSFER - PAYROLL ACCT
04/28/97   1006293    BPC PAYROLL TAX ACCOUNT           4,998.20    TRANSFER - PAYROLL TAX ACCT
04/28/97   1006294    WELLS FARGO BANK                    759.04    401K CONTRIBUTIONS
04/28/97   1006295    WELLS FARGO BANK                     39.54    401K LOAN PAYMENT
04/30/97   1006296    INTERNAL REVENUE SERVICE            504.33    FEDERAL INCOME TAX
04/30/97   1006297    INTERNAL REVENUE SERVICE            504.33    FEDERAL INCOME TAX
04/30/97   BANK STMT  KEY BANK OF UTAH                     50.69    BANK SERVICE CHARGE
                                                   -------------
     TOTAL CASH DISBURSEMENTS                      $4,055,199.02
                                                   =============

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                       Chapter 11 Trustee Joint Account
                     For Period April 1 - April 30, 1997
-------------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE       DOC #      PAYOR                 AMOUNT          DESCRIPTION
04/09/97               WESTINGHOUSE         $3,000,000.00   SETTLEMENT PAYMENT
04/30/97   BANK STMT   KEY BANK OF UTAH         24,610.73   INTEREST INCOME
                                            -------------
     TOTAL                                  $3,024,610.73
                                            =============


                         CASH DISBURSEMENTS JOURNAL

DATE       DOC #      PAYEE                    AMOUNT          DESCRIPTION
04/07/97   DS040797   BONNEVILLE PACIFIC CORP  $3,700,000.00   TRNSFR TO GENERAL ACCT
04/07/97              BONNEVILLE PACIFIC CORP   5,000,000.00   TRANSFER TO NEW CD
                                               -------------
     TOTAL CASH DISBURSEMENTS                  $8,700,000.00
                                               =============

                                     E

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                       Chapter 11 Trustee - CD Account
                     For Period April 1 - April 30, 1997
-------------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE       DOC #       PAYOR              AMOUNT        DESCRIPTION
04/30/97   BANK STMT   US BANK            $72,296.74    INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL


DATE       DOC #       PAYEE              AMOUNT        DESCRIPTION

                       NONE


                                     F

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                      Chapter 11 Trustee JT - CD Account
                     For Period April 1 - April 30, 1997
-------------------------------------------------------------------------------


                         CASH RECEIPTS JOURNAL

DATE       DOC #         PAYOR                    AMOUNT          DESCRIPTION
04/07/97                 BONNEVILLE PACIFIC CORP  $5,000,000.00   TRANSFER


                       CASH DISBURSEMENTS JOURNAL


DATE       DOC #         PAYEE                   AMOUNT           DESCRIPTION

                         NONE


                                  G

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                    Chapter 11 Trustee Joint - CD Account
                     For Period April 1 - April 30, 1997
-------------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE       DOC #          PAYOR               AMOUNT       DESCRIPTION
04/30/97   BANK STMT      BANK ONE            $49,016.05   INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL


DATE       DOC #          PAYEE               AMOUNT       DESCRIPTION

                          NONE


                                   H

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                        Chapter 11 Trustee JT Savings
                     For Period April 1 - April 30, 1997
-------------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE       DOC #        PAYOR              AMOUNT            DESCRIPTION
04/03/97   MEMO ADVC    BANK ONE           $21,846,000.00    TRANSFER-T-BILL
04/30/97   BANK STMT    BANK ONE                   713.76    INTEREST INCOME
                                           --------------
     TOTAL                                 $21,846,713.76
                                           ==============


                          CASH DISBURSEMENTS JOURNAL

DATE       DOC #         PAYEE             AMOUNT            DESCRIPTION
04/03/97   MEMO ADVC     BANK ONE          $21,671,499.00    TRANSFER-T-BILL


                                     I

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                      Short Term Marketable Securities
                    For Period April 1 - April 30, 1997
-------------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE       DOC #         PAYOR               AMOUNT           DESCRIPTION
04/03/97   MEMO ADVC     BANK ONE            $21,671,499.00   TRANSFER-T-BILL
04/30/97   MEMO ADVC     BANK ONE                278,594.15   DISCOUNT CLLCTD
                                             --------------
     TOTAL                                   $21,950,093.15
                                             ==============


                         CASH DISBURSEMENTS JOURNAL

DATE       DOC #          PAYEE              AMOUNT           DESCRIPTION
04/03/97   MEMO ADVC      BANK ONE           $21,846,000.00   TRANSFER-T-BILL


                                     J

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                          Proceeds From Asset Sales
                     For Period April 1 - April 30, 1997
-------------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE       DOC #         PAYOR                  AMOUNT     DESCRIPTION
04/30/97   BANK STMT     KEY BANK OF UTAH       $10.88     INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL


DATE       DOC #         PAYEE                  AMOUNT     DESCRIPTION

                         NONE


                                     K

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                         Kyocera Maintenance Reserve
                     For Period April 1 - April 30, 1997
-------------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE       DOC #       PAYOR                     AMOUNT      DESCRIPTION
04/01/97   CK# 6241    BONNEVILLE PACIFIC CORP   $6,415.00   TRANSFER
04/30/97   BNK STMT    KEY BANK OF UTAH             628.18   INTEREST INCOME
                                                 ---------
     TOTAL CASH RECEIPTS                         $7,043.18
                                                 =========


                          CASH DISBURSEMENTS JOURNAL

DATE       DOC #       PAYEE                   AMOUNT         DESCRIPTION
04/30/97   CK# 1028    GENERATOR POWER         $31,327.33     KYOCERA O&M
04/30/97   CK# 1029    GENERATOR POWER           9,982.00     KYOCERA O&M
                                               ----------
     TOTAL CASH DISBURSEMENTS                  $41,309.33
                                               ==========


                                     L

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                                  Balance Sheet
                              As of April 30, 1997
-------------------------------------------------------------------------------

ASSETS
Current Assets:
  Cash                                        $128,157,424
  Accounts receivable - trade                       35,962
  Accounts receivable - settlements (Note 4)     7,150,000
  Accounts receivable - affiliates                 274,749
  Prepaid Insurance                                 15,355
  Accrued interest receivable                      816,535
                                              ------------
  Total current assets                                          $136,450,025
Fixed Assets:
  Land                                             198,424
  Equipment, furniture and fixtures              3,758,977
                                              ------------
  Total fixed assets                             3,957,401
  Less: Accumulated depreciation                <3,078,297>
                                              ------------
  Net fixed assets                                                   879,104
Other Assets:
  Investment in and advances to subsidiaries
   and partnership                              29,988,526
  Other assets                                       1,820
                                              ------------
    Total other assets                                            29,990,346
                                                                ------------
TOTAL ASSETS                                                    $167,319,475
                                                                ============
LIABILITIES
Post-petition liabilities:
  Accounts payable - trade                    $    106,246
  Accounts payable - professional fees
    and costs                                    3,012,898
  Accrued income taxes payable (Note 5)            179,447
  Taxes payable                                    101,982
  Accrued interest                                       0
                                              ------------
  Total post-petition liabilities                               $  3,400,573
Pre-petition liabilities:
  Priority claims                                   61,186
  Secured debt                                           0
  Unsecured debt  (Notes 1 and 3)               99,699,658
                                              ------------
Total pre-petition liabilities                                    99,760,844
                                                                ------------
TOTAL LIABILITIES                                                103,161,417

Commitments and Contingent Liabilities (Note 3)

OWNERS' EQUITY
Capital stock or owners' investment                213,752
Paid-in-capital                                121,590,029
Treasury stock                                  <2,308,255>
Retained earnings:
  Pre-petition                                 <56,551,908>
  Post-petition                                  1,214,440
                                              ------------
TOTAL OWNERS' EQUITY (Notes 1 and 3)                              64,158,058
                                                                ------------
TOTAL LIABILITIES AND OWNERS' EQUITY                            $167,319,475
                                                                ============

                                                                       Form 2-C

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                            Profit and Loss Statement
                       For Period April 1 - April 30, 1997
-------------------------------------------------------------------------------


Gross operating revenue                      $154,849
Less discount, returns and allowances               0
                                             --------
   Net operating revenue                                     $154,849

 Cost of goods sold                                          <155,925>
                                                             --------
   Gross profit                                                <1,076>

Operating expenses:
   Salaries and wages                           28,577
   Rent and leases                              12,363
   Payroll taxes                                 5,232
   Insurance                                     5,397
   Other                                        21,383
                                              --------
   Total operating expenses                                   <72,952>
                                                             --------
   Operating income <loss>                                    <74,028>

Legal and professional fees and costs
  (Note 4)                                     <32,807>
Depreciation, depletion and Administration       1,333
Interest expense                                     0
                                              --------
   Total                                                       31,474
                                                             --------
   Net operating income <loss>                                <42,554>

Non-operating income and <expenses>:
   Interest income                             555,753
   Other income                                  2,315
 Other income - settlements (Note 4)                 0
   Equity in earnings (losses) of subsidiaries
   and partnerships (Note 2)                   <55,793>
                                              --------
      Net non-operating income or <expenses>                  502,275
                                                             --------
      Net income <loss> before income taxes                   459,721

      Provision for income taxes (Note 5)                       9,200
                                                             --------
      NET INCOME <LOSS>                                      $450,521
                                                             ========


                                                                       Form 2-D
                                                                    Page 1 of 3

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                   General Notes to Financial Statements
                    For Period April 1 to April 30, 1997
-------------------------------------------------------------------------------


1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During bankruptcy accrued interest payable is recorded only on post petition debt and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. Specifically, prepetition unsecured debt does not include any accrual of interest after December 5, 1991. These financial statements are prepared in a format required by the U.S. Bankruptcy Code. While every effort is made to comply with generally accepted accounting principles
    (GAAP), these financial statements may not comply with GAAP in all respects. Also see the narrative which is attached hereto.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. Unrecorded Liabilities and Potential Claims. Unrecorded liabilities and potential claims include pre-petition debenture sale claims in the approximate amount of $5,500,000.00, post-petition debenture sale claims in the approximate amount of $11,000,000.00, limited partner claims in the approximate amount of $4,000,000.00, Section 510(b) equity claims in the approximate amount of $50,000,000.00 (including the $10,000,000.00 allowed compromised claim of CIGNA and the $3,000,000.00 claim filed by the plan Trustee for the debtor's ESOP plan) and $8,945,000.00 in deeply subordinated claims, accrued interest on certain claims and potential administrative fees which may be allowed by the Bankruptcy Court.

    The recording of the above described liabilities, if allowed, will reduce equity by a corresponding amount.

    For further information concerning liabilities and potential claims, see the "Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate" dated March 17, 1997, which was originally filed on March 17, 1997 and which was originally attached to the Financial Report for the period February 1, 1997 through February 28, 1997.

                                                                       Form 2-D
                                                                    Page 2 of 3

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                   General Notes to Financial Statements
                    For Period April 1 to April 30, 1997
-------------------------------------------------------------------------------


4. Accounts Receivable Settlements represent only court approved settlements where all conditions precedent have occurred and the settlements were fully effective as of April 30, 1997 and are reflected on the April 30, 1997 Financial Statements. Approved settlements are as follows:

              W. Johnson                  $1,150,000
              Westinghouse Electric        3,000,000
              Piper Jaffray                3,000,000
                                          ----------
                                          $7,150,000

5. As of April 30, 1996, Bonneville and Subsidiaries had approximately $150,000,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $140,000,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by Alternative Minimum Tax Loss carry-forwards. The financial statements reflect an estimated $2,600,000 alternative minimum tax provision and an estimated $350,000 state tax provision resulting from operations and the receipt of proceeds from settlements through the end of the current period.

    The Trustee has requested permission from the Internal Revenue Service to change the tax year end of Bonneville and Subsidiaries to December 31. The request has been granted.


                                                                       Form 2-D
                                                                    Page 3 of 3

                                      BONNEVILLE PACIFIC CORPORATION
                                            Case No. 91A-27701
                                  Taxes Payable Schedule (Post-Petition)
                                   For Period April 1 to April 30, 1997
                               -------------------------------------------

                          Beginning                                 Payments     Date      Check     Ending
                          Balance       Adjustments   Additions     Deposits     Paid      Numb.     Balance
Income tax withheld:
   Federal                $      0.00   $             $ <4,300.62>  $ 2,157.27   04/11/97  1234      $       0.00
                                                                      2,143.35   04/28/97  1237


   State                         0.00                   <1,449.17>    1,449.17   04/28/97  1238

FICA tax withheld                0.00                   <2,141.03>    1,074.39   04/11/97  1234
                                                                      1,066.64   04/28/97  1237              0.00


Employer's FICA tax              0.00                   <2,141.03>    1,074.39   04/11/97  1234
                                                                      1,066.64   04/28/97  1237              0.00


Unemployment tax:
   Federal                       0.00                     <405.67>      405.67   04/28/97  1235              0.00
   State                         0.00                   <2,685.34>    2,685.34   04/28/97  1236              0.00

Sales, use & excise taxes        0.00                                                                        0.00
Property taxes             <99,765.00>                  <2,217.00>                                    <101,982.00>

Accrued income tax:
   Federal                <170,247.00>         0.00     <9,200.00>        0.00                        <179,447.00>
   State                         0.00          0.00                       0.00

Delaware franchise tax           0.00                                                                        0.00

Employee withholding             0.00                   <1,526.45>      767.41   04/11/97  1006267           0.00
                                                                        759.04   04/28/97  1006294
                         ------------   -----------   -----------   ----------                       ------------
TOTALS                   $<270,012.00>  $      0.00   $<26,066.31>  $14,649.31                       $<281,429.00>
                         ============   ===========   ===========   ==========                       ============

                                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                            Case No. 91A-27701
                                            Insurance Schedule
                                   For Period April 1 to April 30, 1997
                                 ----------------------------------------

                                                                 Policy
                                                    Amount of    Expiration  Premium Paid
                          Carrier/Agent             Coverage     Date        Thru Date
Worker's Compensation     Various State Funds       Statutory
                                                    $1,000,000   (A)         04/30/97

General Liability         Travelers Insurance/
                          Sedgwick James             5,000,000   06/06/97    06/06/97

Vehicles                  Travelers Insurance/
[Hired/Non-owned]         Sedgwick James             5,000,000   06/06/97    06/06/97

Property:
     Bonneville Pacific   Federal Insurance Co./
                          Sedgwick James               735,000   08/17/96    08/17/97

     Kyocera              Federal/Hartford Steam/
                          Sedgwick James             5,352,879   08/17/96    08/17/97

(A)   All workers compensation insurance policies are insured through various state insurance funds.
      As such, they continue in force as premiums are paid and have no policy expiration dates.

                   DEBTOR: BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                   Accounts Receivable and Payable Aging
                    For Period April 1 to April 30, 1997
-------------------------------------------------------------------------------

                                                       Accounts
                          Non-Affiliate  Accounts      Payable
                          Accounts       Payable       Professional
                          Receivable     Trade         Fees
Under 30 days              $7,185,951    $  101,672    $2,873,411
30 to 60 days                       8             0             0
61 to 90 days                       0             0             0
Over 90 days                        3         4,574       139,487
                           ----------    ----------    ----------
Total post-petition         7,185,962       106,246     3,012,898

Pre-petition amounts                0     3,527,206             0
                           ----------    ----------    ----------
Total accounts receivable  $7,185,962
                           ==========
Total accounts payable                   $3,633,452    $3,012,898
                                         ==========    ==========

                           Affiliate
                           Accounts
                           Receivable

Under 30 days              $   44,209
30 to 60 days                   5,103
61 to 90 days                       0
Over 90 days                  225,437
                           ----------
Total post-petition
   affiliate accounts
   receivable              $  274,749
                           ==========

                                                                       Form 2-E
                                                                    Page 3 of 6

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
 Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                      For Period April 1 to April 30, 1997
-------------------------------------------------------------------------------

                                              Date of
                                              Court      Estimated
                                Amount Paid   Approval   Balance Due
Counsel for Unsecured
   Creditors' Committee                 $0                 $139,487
Court Appointed Trustee             68,350    3/31/97        46,561     (1)
Trustee's Counsel                  174,834    3/31/97       117,131     (1)
Trustee's Accountants               66,332    3/31/97        40,881
Trustee's Special Plan Counsel     114,168    3/31/97        75,000
Special Litigation Counsel for
   Trustee - Costs                 274,447    3/31/97       101,338
   Trustee - Fees                3,192,922    3/31/97     2,392,500     (2)
Buccino and Associates              42,998    4/01/97             0     (3)
Auditors                                 0                  100,000
Financial Consultants                    0                        0
                                ----------               ----------
     Total                      $3,934,051               $3,012,898
                                ==========               ==========

(1) Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

(2) Includes an accrual for any contingent fees due as a result of Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fees that have been accrued on settlements approved by the Court are as follows:

        1. $3,000,000.00 - Westinghouse Settlement
                 Fees - $990,000.00

        2. $3,000,000.00 - Piper Jaffray Settlement
                 Fees - $990,000.00

        3. $1,250,000.00 - Johnson Settlement
                 Fees - $412,500.00


                                                                       Form 2-E
                                                                    Page 4 of 6

     The $3,000,000.00 Westinghouse settlement payment, the $3,000,000.00 Piper Jaffray settlement payment and approximately $1,150,000.00 of the Johnson settlement have not yet been received by the estate, but the settlements were approved and such settlements have been booked as receivables.

(3) Pursuant to Order dated October 15, 1996, the Court approved the Application for Certain Costs in the amount of $60,297.25 of Buccino & Associates, taken under advisement at a hearing held on August 11, 1992. Payment of the $60,297.25 was ordered but Buccino & Associates was paid an $80,000.00 pre-petition retainer for which it had not accounted. Furthermore the Court's Order, dated October 15, 1996, did not specify whether $59,049.00 in actual fees as well as an additional $13,525.93 in costs which were the subject matter of the application taken under advisement were allowed. As a consequence, the Trustee filed a Request for Clarification of the Court's Order dated October 15, 1996 and at a hearing held on April 1, 1997 the Court ordered payment of the sum of $42,997.97 to Buccino & Associates as final fees and costs.

Further information concerning settlements is contained in the narrative which is attached.

                                                                       Form 2-E
                                                                    Page 5 of 6

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                 Schedule of Payments to Principal/Executives
                     For Period April 1 to April 30, 1997
-------------------------------------------------------------------------------

Payee Name         Position    Nature of Payment       Amount
Ralph F Cox        Director    Director fees                0.00

Calvin L Rampton   Director    Director fees                0.00

Clark M Mower      President   Salary                  12,566.68
                               Expense Reimbursement    1,350.02

                                                                       Form 2-E
                                                                    Page 6 of 6

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                            Quarterly Fee Summary (1)
                           Month Ended April 30, 1997
-------------------------------------------------------------------------------

                      Cash             Quarterly   Payment
                      Disbursement     Fee Due     Check No.   Date
January               $  220,508.24
February                 169,408.87
March                    215,808.71
                      -------------
Total 1st Quarter        605,725.82    3,750.00    1006268     4/17/97

April                  4,093,233.83
May
June
  Total 2nd Quarter

July
August
September
  Total 3rd Quarter

October
November
December
  Total 4th Quarter


(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.


                                                                       Form 2-F